                                                                   EXHIBIT 99.1

                         $567,923,639 (APPROXIMATE)
                           RECREATIONAL, EQUIPMENT
                             AND CONSUMER TRUST
                                SERIES 1997-D

             INFORMATION REGARDING CERTAIN ADDITIONAL CONTRACTS

  Set forth below is information regarding retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment transferred to the Trust on the Closing Date. The information below includes only the Additional Contracts transferred to the Trust on the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement dated December 8, 1997.

                   CHARACTERISTICS OF ADDITIONAL CONTRACTS


                                                                   % OF                            WEIGHTED               WEIGHTED
                                                                  CUTOFF                 WEIGHTED  AVERAGE    WEIGHTED    AVERAGE
                          NUMBER     % OF         SCHEDULED      DATE POOL   AVERAGE     AVERAGE   ORIGINAL    AVERAGE    LOAN-TO-
                            OF      CONTRACT      PRINCIPAL      PRINCIPAL  PRINCIPAL    CONTRACT  SCHEDULED  REMAINING    VALUE
     ASSET TYPE          CONTRACTS    POOL         BALANCE        BALANCE    BALANCE       RATE      TERM      TERM (1)    RATIO
     ----------          ---------  --------  ---------------   ----------  ------------ --------  ---------  ---------   --------
Aircraft..............       90        2.15%   $16,617,279.80       16.64%   $184,636.44    8.67%     200        200          88%
Horse Trailers........      377        9.03      3,788,025.65        3.79      10,047.81   10.88      115        115          83
Keyboard Instruments..      185        4.43      2,244,486.33        2.25      12,132.36   10.82       88         87          83
Marine Products.......      372        8.91      7,761,508.54        7.77      20,864.27   10.07      159        158          85
Motorcycles...........      996       23.84      9,771,561.49        9.79       9,810.80   12.79       67         67          84
Recreational Vehicles.      733       17.55     22,037,576.13       22.07      30,064.91    9.51      175        174          81
Sport Vehicles........      953       22.82      4,314,580.50        4.32       4,527.37   15.45       51         51          85
Trucks................      471       11.28     33,311,628.93       33.36      70,725.33   10.63       56         56          94
                         ---------  --------  ---------------   ----------  ------------ --------  ---------  ---------   --------
    Total.............    4,177      100.00%   $99,846,647.37      100.00%    $23,903.91   10.45%     118        118          87%
                         =========  ========  ===============   ==========  ============ ========  =========  =========   ========

(1) Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Contracts.

          GEOGRAPHICAL DISTRIBUTION OF ADDITIONAL CONTRACT OBLIGORS

                                                                  AGGREGATE    % OF CONTRACT
                                                                  PRINCIPAL       POOL BY
                                               % OF CONTRACT       BALANCE      OUTSTANDING
                                NUMBER OF     POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                             CONTRACTS AS OF   CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                              CUT-OFF DATE      CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                             --------------- ----------------- --------------- -------------
Alabama.................             90             2.15%      $  2,399,963.20      2.40%
Alaska..................              3              .07             99,159.76       .10
Arizona.................            217             5.20          4,292,177.83      4.30
Arkansas................             33              .79          1,328,314.91      1.33
California..............            767            18.37         15,232,303.02     15.25
Colorado................             62             1.48          1,672,172.44      1.67
Connecticut.............             55             1.32            488,958.16       .49
Delaware................              8              .19            415,247.84       .42
District of Columbia....              1              .02              7,104.00       .01
Florida.................            448            10.73          8,707,376.67      8.71
Georgia.................            146             3.50          3,342,852.51      3.35
Hawaii..................             21              .50            221,559.35       .22
Idaho...................             11              .26            308,804.52       .31
Illinois................             77             1.84          4,527,004.17      4.53
Indiana.................             47             1.13          1,313,471.39      1.32
Iowa....................             19              .45            552,368.95       .55
Kansas..................             18              .43            210,936.81       .21
Kentucky................             57             1.36            573,066.13       .57
Louisiana...............             76             1.82          1,701,143.67      1.70
Maine ..................             16              .38            645,450.11       .65
Maryland................             58             1.39          1,431,402.46      1.43
Massachusetts...........             58             1.39            545,104.09       .55
Michigan................             52             1.24         11,574,487.90     11.58
Minnesota...............             81             1.94          2,621,109.49      2.63
Mississippi.............             40              .96            955,569.26       .96
Missouri................             64             1.53          1,073,944.53      1.08
Montana.................             11              .26            299,005.33       .30
Nebraska................             11              .26          1,899,105.14      1.90
Nevada..................             75             1.80          1,202,217.53      1.20
New Hampshire...........             12              .29             99,652.69       .10
New Jersey..............            101             2.42          1,253,115.86      1.26
New Mexico..............             48             1.15            833,122.78       .83
New York................            107             2.56          1,713,139.23      1.72
North Carolina..........            177             4.24          2,292,244.95      2.30
North Dakota............              3              .07             40,025.72       .04
Ohio....................             73             1.75          1,863,718.76      1.87
Oklahoma................             70             1.68          1,285,564.62      1.29
Oregon..................             84             2.01          2,555,005.92      2.56
Pennsylvania............             54             1.29            854,122.55       .86
Rhode Island............              8              .19            129,339.15       .13
South Carolina..........             61             1.46          1,485,179.64      1.49
South Dakota............             21              .50            794,868.65       .80
Tennessee...............             75             1.80          1,234,233.65      1.24
Texas...................            451            10.81          9,091,475.44      9.10
Utah....................             12              .29            430,915.60       .43
Vermont.................              6              .14             37,314.35       .04
Virginia................             72             1.72          1,029,882.56      1.03
Washington..............             95             2.27          2,235,643.01      2.24
West Virginia...........              5              .12             77,572.02       .08
Wisconsin...............             17              .41            773,157.05       .77
Wyoming.................              3              .07             95,972.00       .10
                                 ------           ------       ---------------    ------
Total.......................      4,177           100.00%       $99,846,647.37    100.00%
                                 ======           ======       ===============    ======

                YEARS OF ORIGINATION OF ADDITIONAL CONTRACTS

                                                                 % OF CONTRACT POOL BY
                                             AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------   ------------------- ------------------- ---------------------
1992....................            1          $     35,563.55             .04%
1993....................            0                      .00             .00
1994....................            1                13,277.40             .01
1995....................            4                51,209.66             .05
1996....................           22               551,609.13             .55
1997....................        4,149            99,194,987.63           99.35
                               ------          ---------------          ------
   Total................        4,177           $99,846,647.37          100.00%
                               ======          ===============          ======


                  DISTRIBUTION OF ADDITIONAL CONTRACT AMOUNTS

                                                                     % OF CONTRACT POOL BY
                                                 AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    RIGINAL CONTRACTO        NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
 AMONT (IN DOLLARS)(1)U      AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------       ------------------- ------------------- ---------------------
    Less than $10,000.......        2,116          $ 11,114,327.59           11.13%
    Between $10,000 and
     $19,999................        1,011            14,359,784.39           14.38
    Between $20,000 and
     $29,999................          301             7,191,629.35            7.20
    Between $30,000 and
     $39,999................          207             7,148,254.16            7.16
    Between $40,000 and
     $49,999................          122             5,384,049.62            5.39
    Between $50,000 and
     $59,999................           94             5,101,678.85            5.11
    Between $60,000 and
     $69,999................           54             3,451,678.69            3.46
    Between $70,000 and
     $79,999................           51             3,794,575.64            3.80
    Between $80,000 and
     $89,999................           56             4,770,344.15            4.78
    Between $90,000 and
     $99,999................           51             4,820,621.18            4.83
    Between $100,000 and
     $109,999...............           20             2,026,509.04            2.03
    Between $110,000 and
     $119,999...............           10             1,145,803.12            1.15
    Between $120,000 and
     $129,999...............            5               632,628.89             .63
    Between $130,000 and
     $139,999...............           14             1,869,673.80            1.87
    Between $140,000 and
     $149,999...............            7             1,012,275.54            1.01
    Between $150,000 and
     $159,999...............            8             1,228,345.93            1.23
    Between $160,000 and
     $169,999...............            9             1,476,960.57            1.48
    Between $170,000 and
     $179,999...............            1               176,568.10             .18
    Between $180,000 and
     $189,999...............            6             1,099,977.94            1.10
    Between $190,000 and
     $199,999...............            4               771,918.66             .77
    Between $200,000 and
     $249,999...............            9             2,082,767.08            2.09
    Between $250,000 and
     $299,999...............            2               542,054.00             .54
    Between $300,000 and
     $349,999...............            4             1,283,723.47            1.29
    Between $350,000 and
     $399,999...............            3             1,095,714.00            1.10
    Between $400,000 and
     $449,999...............            0                      .00             .00
    Between $450,000 and
     $499,999...............            2               944,066.83             .95
    Between $500,000 and
     $549,999...............            0                      .00             .00
    Between $550,000 and
     $599,999...............            2             1,133,000.00            1.13
    Between $600,000 and
     $649,999...............            1               609,740.00             .61
    Between $650,000 and
     $699,999...............            2             1,340,406.00            1.34
    Between $700,000 and
     $749,999...............            0                      .00             .00
    Between $750,000 and
     $799,999...............            0                      .00             .00
    Between $800,000 and
     $849,999...............            0                      .00             .00
    Between $850,000 and
     $899,999...............            0                      .00             .00
    Between $900,000 and
     $949,999...............            0                      .00             .00
    Between $950,000 and
     $999,999...............            2             1,966,192.49            1.97
    Over $1,000,000.........            3            10,271,378.29           10.29
                                   ------          ---------------          ------
       Total................        4,177          $ 99,846,647.37          100.00%
                                   ======          ===============          ======

         DISTRIBUTION OF ADDITIONAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          370          $  4,983,226.98               4.99%
61% to 65%..............          129             2,403,021.25               2.41
66% to 70%..............          164             2,476,498.44               2.48
71% to 75%..............          284             4,825,513.36               4.83
76% to 80%..............          421             8,808,364.57               8.82
81% to 85%..............          607            11,790,656.07              11.81
86% to 90%..............        1,182            20,017,040.42              20.05
91% to 95%..............          463            13,024,108.80              13.04
Over 95%................          557            31,518,217.48              31.57
                               ------          ---------------             ------
   Total................        4,177          $ 99,846,647.37             100.00%
                               ======          ===============             ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                           ADDITIONAL CONTRACT RATES

                                                    AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------          ------------------- ------------------- --------------------------
From  7.00001% to  8.00000%..            18             $11,176,373.37            11.19%
From  8.00001% to  9.00000%..           272              23,693,290.44            23.74
From  9.00001% to 10.00000%..           546              20,042,330.71            20.08
From 10.00001% to 11.00000%..           762              16,302,637.64            16.33
From 11.00001% to 12.00000%..           536               9,787,984.25             9.80
From 12.00001% to 13.00000%..           412               6,504,917.44             6.51
From 13.00001% to 14.00000%..           579               4,941,675.60             4.95
From 14.00001% to 15.00000%..           397               3,229,889.36             3.23
From 15.00001% to 16.00000%..           260               1,910,078.29             1.91
From 16.00001% to 17.00000%..           196               1,045,375.89             1.05
Over 17.00000%...............           199               1,212,094.38             1.21
                                     ------            ---------------           ------
   Total................              4,177             $99,846,647.37           100.00%
                                     ======            ===============           ======

             REMAINING MONTHS TO MATURITY OF ADDITIONAL CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 15............           14        $       67,386.23                .07%
15 to 30................          251             2,737,231.62               2.74
31 to 45................          463             7,193,473.54               7.20
46 to 60................        1,687            31,350,006.89              31.41
61 to 75................          353             5,330,190.57               5.34
76 to 90................          354             4,918,468.44               4.93
91 to 105...............           77               979,447.86                .98
106 to 120..............          273             7,748,080.45               7.76
121 to 135..............            6               123,848.31                .12
136 to 150..............          302             5,933,909.42               5.94
151 to 165..............            5               212,708.60                .21
166 to 180..............          327            16,472,519.17              16.50
181 to 195..............            0                      .00                .00
196 to 210..............            0                      .00                .00
211 to 225..............            3               222,506.15                .22
226 to 240..............           62            16,556,870.12              16.58
                               ------        -----------------             ------
   Total................        4,177         $  99,846,647.37             100.00%
                               ======        =================             ======